U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 14, 1999


                           NEOMEDIA TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                      0-21743                   36-3680347
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(State or Other        (Commission File Number)      (IRS Employer
Jurisdiction                                       Identification No.)
Incorporation)


         2201 SECOND STREET, SUITE 600, FORT MYERS, FLORIDA            33901
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                  (Address of Principal Executive Offices)           (Zip Code)

               (941) - 337-3434
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(Registrant's Telephone Number, including Area Code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 14, 1999, NeoMedia Technologies, Inc. (the "Company") announced that Arthur Andersen LLP ("Andersen") will be the new independent auditors of the Company. (A copy of the Company's press release announcing the event is attached hereto as Exhibit 99.3).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEOMEDIA TECHNOLOGIES, INC.
                                              (Registrant)



Date: JULY 14, 1999                    By: /s/ CHARLES T. JENSEN
      -------------                      --------------------------------------
                                       Charles T. Jensen, Vice President, Chief
                                       Financial Officer, Treasurer and Director


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                                  EXHIBIT INDEX

SEQUENTIAL                 EXHIBIT
PAGE NUMBER                DOCUMENT
-----------                --------

5                          99.3           News release dated July 14, 1999,
                                          entitled "NeoMedia Hires New Auditors"